UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2024

VITAL ENERGY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street, Suite 1000, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2024, Vital Energy, Inc. (the “Company”) and its wholly-owned subsidiary, Vital Midstream Services, LLC, entered into a purchase agreement (the “Purchase Agreement”) with BofA Securities, Inc., as representative of the several initial purchasers named in Schedule A to the Purchase Agreement (together, the “Initial Purchasers”), providing for the offer and sale by the Company (the “Offering”) of $800.0 million aggregate principal amount of the Company’s 7.875% senior unsecured notes due 2032 (the “Notes”).

The Offering is expected to close on or about March 28, 2024, subject to customary closing conditions. The Company will receive net proceeds of approximately $786.0 million (after deducting the Initial Purchasers’ discounts and estimated offering expenses) from the Offering.

The Notes were issued and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereunder. The Initial Purchasers intend to resell the Notes only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and customary obligations of the parties and termination provisions. The Company has agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Initial Purchasers may be required to make because of any of those liabilities.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Certain of the Initial Purchasers and their respective affiliates have provided, and may in the future provide, a variety of sales and trading, commercial and investment banking, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services to us and to persons and entities with relationships with us, for which they received or will receive customary fees and expenses. For example, certain of the Initial Purchasers and/or their affiliates may own Tender Notes (as defined below) and/or are lenders under the Company’s Senior Secured Credit Facility. In particular, an affiliate of one of the Initial Purchasers, Wells Fargo Securities, LLC, is the administrative agent under the Company’s Senior Secured Credit Facility. Accordingly, any such Initial Purchasers and/or their affiliates may receive a portion of the net proceeds from the Notes Offering to the extent the net proceeds from the Notes Offering (if any) are used to repay amounts outstanding under the Senior Secured Credit Facility. In addition, in the ordinary course of their business activities, the Initial Purchasers and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Company or its affiliates. Finally, U.S. Bancorp Investments, Inc., one of the Initial Purchasers, is an affiliate of the trustee for the Notes.

Item 7.01	Regulation FD Disclosure.

On March 14, 2024, the Company issued a press release announcing the commencement of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On March 14, 2024, the Company issued a press release announcing the pricing of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

On March 14, 2024, the Company issued a press release announcing the commencement of its cash tender offers to purchase up to $475.0 million aggregate principal amount of our 10.125% senior notes due 2028 (the “2028 Notes”) and up to $75.0 million aggregate principal amount of our 9.750% senior notes due 2030 (the “2030 Notes” and, together with the 2028 Notes, the “Tender Notes”), subject to certain conditions (the “Tender Offers”). A copy of the press release announcing the Tender Offers is attached hereto as Exhibit 99.3 and incorporated by reference herein.

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Neither this Current Report on Form 8-K nor the press releases attached as exhibits hereto shall constitute an offer to sell or the solicitation of an offer to buy any security, including the Notes and related guarantee, a notice of redemption, or an offer to tender for, or purchase, any Tender Notes or any other security. There shall be no sale of the Notes and the related guarantee in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

All statements in the press releases, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s other filings with the U.S. Securities and Exchange Commission for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Purchase Agreement, dated March 14, 2024, among Vital Energy, Inc., Vital Midstream Services, LLC and BofA Securities, Inc., as representative of the several initial purchasers named therein.
99.1	Press release dated March 14, 2024 announcing the commencement of the Offering.
99.2	Press release dated March 14, 2024 announcing pricing of the Offering.
99.3	Press release dated March 14, 2024 announcing the commencement of the Tender Offers.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: March 15, 2024	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Executive Vice President and Chief Financial Officer